Security Benefit®
LIFE INSURANCE COMPANY

EliteDesigns® Variable Annuity Application

Individual Flexible Purchase Payment Deferred Variable Annuity

Issued by Security Benefit Life Insurance Company
Questions? Call our National Service Center at 1-800-888-2461.
One Security Benefit Place | Topeka, KS 66636-0001

1. Choose Type of Annuity Contract

Please select the annuity type: ○ **Non-Qualified** ○ **Roth IRA** ○ **Traditional IRA**

Initial Contribution $ ____________________

For IRAs only: Current Year $ ____________________ Prior Year $ ____________________ Rollover $ ____________________

2. Provide Contractowner Information

Name of Contractowner ____________________ (First) ____ (MI) ____________________ (Last) ○ **Male** ○ **Female**

Mailing Address ____________________ (Street Address) ____________ (City) ______ (State) ________ (Zip Code)

Residential Address *(if different from mailing address)* ____________________ (Street Address) ____________ (City) ______ (State) ________ (Zip Code)

Social Security Number/Tax I.D. Number ____________________ **Date of Birth** ____________________ (mm/dd/yyyy)

Daytime Phone Number ____________________ **Home Phone Number** ____________________

Email Address ____________________

3. Provide Joint Owner Information

Name of Joint Owner ____________________ (First) ____ (MI) ____________________ (Last) ○ **Male** ○ **Female**

Mailing Address ____________________ (Street Address) ____________ (City) ______ (State) ________ (Zip Code)

Residential Address *(if different from mailing address)* ____________________ (Street Address) ____________ (City) ______ (State) ________ (Zip Code)

Social Security Number/Tax I.D. Number ____________________ **Date of Birth** ____________________ (mm/dd/yyyy)

Daytime Phone Number ____________________ **Home Phone Number** ____________________

4. Provide Annuitant Information

☐ **Same as Contractowner**

Name of Annuitant ____________________ (First) ____ (MI) ____________________ (Last) ○ **Male** ○ **Female**

Mailing Address ____________________ (Street Address) ____________ (City) ______ (State) ________ (Zip Code)

Residential Address *(if different from mailing address)* ____________________ (Street Address) ____________ (City) ______ (State) ________ (Zip Code)

Social Security Number/Tax I.D. Number ____________________ **Date of Birth** ____________________ (mm/dd/yyyy)

Daytime Phone Number ____________________ **Home Phone Number** ____________________

Email Address ____________________

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5. Provide Primary and Secondary Beneficiary(ies)

For additional Primary Beneficiaries, please attach a separate list to the end of this application.
(must be whole numbers and total 100%)

	Primary Beneficiary Name	Address (city, state, zip)	Phone No.	Social Security No.	DOB (mm/dd/yyyy)	Relationship to Owner	% of Benefit
1							
2							
3							

For additional Secondary Beneficiaries, please attach a separate list to the end of this application.
(must be whole numbers and total 100%)

	Secondary Beneficiary Name	Address (city, state, zip)	Phone No.	Social Security No.	DOB (mm/dd/yyyy)	Relationship to Owner	% of Benefit
1							
2							
3							

6. Provide Replacement Information

Do you currently have any existing annuity or insurance policies? ○ Yes ○ No

Does this proposed contract replace or change any existing annuity or insurance policy? ○ Yes ○ No
If Yes, please list the company and policy number.

Company Name ______________________ **Policy Number** ______________________

Company Name ______________________ **Policy Number** ______________________

Company Name ______________________ **Policy Number** ______________________

Company Name ______________________ **Policy Number** ______________________

Company Name ______________________ **Policy Number** ______________________

7. Choose Optional Return of Premium Death Benefit Rider

☐ Return of Premium Death Benefit Rider

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8. Provide Investment Directions (continued on page 4)

Please indicate your investment preferences below. Please use whole percentages totaling 100%.

_______ % 7Twelve™ Balanced Portfolio
_______ % AB VPS Dynamic Asset Allocation
_______ % AB VPS Global Thematic Growth
_______ % AB VPS Growth and Income
_______ % AB VPS Small/Mid Cap Value
_______ % AFIS Capital World Growth and Income
_______ % AFIS U.S. Government Securities
_______ % AFIS Washington Mutual Investors
_______ % Allspring International Equity VT
_______ % Allspring Omega Growth VT
_______ % Allspring Opportunity VT
_______ % ALPS/Alerian Energy Infrastructure
_______ % American Century VP Disciplined Core Value
_______ % American Century VP Inflation Protection
_______ % American Century VP International
_______ % American Century VP Mid Cap Value
_______ % American Century VP Value
_______ % American Funds IS® Asset Allocation
_______ % American Funds IS® Capital World Bond
_______ % American Funds IS® Global Growth
_______ % American Funds IS® Global Small Capitalization
_______ % American Funds IS® Growth
_______ % American Funds IS® Growth-Income
_______ % American Funds IS® International
_______ % American Funds IS® International Growth and Income
_______ % American Funds IS® Mortgage
_______ % American Funds IS® New World
_______ % BlackRock Advantage Large Cap Core V.I.
_______ % BlackRock Basic Value V.I.
_______ % BlackRock Capital Appreciation V.I.
_______ % BlackRock Equity Dividend V.I.
_______ % BlackRock Global Allocation V.I.
_______ % BlackRock High Yield V.I.
_______ % BlackRock Large Cap Focus Growth V.I.
_______ % BNY Mellon IP Small Cap Stock Index
_______ % BNY Mellon IP Technology Growth
_______ % BNY Mellon Stock Index
_______ % BNY Mellon VIF Appreciation
_______ % Delaware Ivy VIP Asset Strategy
_______ % Delaware Ivy VIP Balanced
_______ % Delaware Ivy VIP Core Equity
_______ % Delaware Ivy VIP Energy
_______ % Delaware Ivy VIP Global Equity Income
_______ % Delaware Ivy VIP Global Growth
_______ % Delaware Ivy VIP Growth
_______ % Delaware Ivy VIP High Income
_______ % Delaware Ivy VIP International Core Equity
_______ % Delaware Ivy VIP Limited-Term Bond
_______ % Delaware Ivy VIP Mid Cap Growth
_______ % Delaware Ivy VIP Natural Resources
_______ % Delaware Ivy VIP Science and Technology
_______ % Delaware Ivy VIP Securian Real Estate Securities
_______ % Delaware Ivy VIP Small Cap Growth
_______ % Delaware Ivy VIP Smid Cap Core
_______ % Delaware Ivy VIP Value
_______ % Dimensional VA Equity Allocation
_______ % Dimensional VA Global Bond Portfolio
_______ % Dimensional VA Global Moderate Allocation
_______ % Dimensional VA International Small Portfolio
_______ % Dimensional VA International Value Portfolio
_______ % Dimensional VA Short-Term Fixed Portfolio
_______ % Dimensional VA U.S. Large Value Portfolio
_______ % Dimensional VA U.S. Targeted Value Portfolio
_______ % Donoghue Forlines Dividend VIT Fund
_______ % Donoghue Forlines Momentum VIT Fund
_______ % DWS Capital Growth VIP
_______ % DWS Core Equity VIP
_______ % DWS CROCI® U.S. VIP
_______ % DWS Global Small Cap VIP
_______ % DWS High Income VIP
_______ % DWS International Growth VIP
_______ % DWS Small Mid Cap Value VIP
_______ % Eaton Vance VT Floating-Rate Income
_______ % Federated Hermes Fund for U.S. Government Securities II
_______ % Federated Hermes High Income Bond II
_______ % Fidelity® VIP Balanced
_______ % Fidelity® VIP Contrafund®
_______ % Fidelity® VIP Disciplined Small Cap
_______ % Fidelity® VIP Emerging Markets
_______ % Fidelity® VIP Growth & Income
_______ % Fidelity® VIP Growth Opportunities
_______ % Fidelity® VIP High Income
_______ % Fidelity® VIP Index 500
_______ % Fidelity® VIP Investment Grade Bond
_______ % Fidelity® VIP Mid Cap
_______ % Fidelity® VIP Overseas
_______ % Fidelity® VIP Real Estate
_______ % Fidelity® VIP Strategic Income
_______ % Franklin DynaTech VIP
_______ % Franklin Growth and Income VIP Fund
_______ % Franklin Income VIP Fund
_______ % Franklin Large Cap Growth VIP Fund
_______ % Franklin Mutual Global Discovery VIP Fund
_______ % Franklin Mutual Shares VIP Fund
_______ % Franklin Rising Dividends VIP Fund
_______ % Franklin Small Cap Value VIP Fund
_______ % Franklin Small-Mid Cap Growth VIP Fund
_______ % Franklin Strategic Income VIP Fund
_______ % Franklin U.S. Government Securities VIP Fund

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8. Provide Investment Directions (continued on page 4)

Please indicate your investment preferences below. Please use whole percentages totaling 100%.

_______ % Goldman Sachs VIT Growth Opportunities
_______ % Goldman Sachs VIT High Quality Floating Rate
_______ % Goldman Sachs VIT International Equity Insights
_______ % Goldman Sachs VIT Large Cap Value
_______ % Goldman Sachs VIT Mid Cap Value
_______ % Goldman Sachs VIT Small Cap Equity Insights
_______ % Goldman Sachs VIT Strategic Growth
_______ % Guggenheim VIF All Cap Value
_______ % Guggenheim VIF Floating Rate Strategies
_______ % Guggenheim VIF Global Managed Futures Strategy
_______ % Guggenheim VIF High Yield
_______ % Guggenheim VIF Large Cap Value
_______ % Guggenheim VIF Long Short Equity
_______ % Guggenheim VIF Managed Asset Allocation
_______ % Guggenheim VIF Multi-Hedge Strategies
_______ % Guggenheim VIF Small Cap Value
_______ % Guggenheim VIF SMid Cap Value
_______ % Guggenheim VIF StylePlus Large Core
_______ % Guggenheim VIF StylePlus Large Growth
_______ % Guggenheim VIF StylePlus Mid Growth
_______ % Guggenheim VIF StylePlus Small Growth
_______ % Guggenheim VIF Total Return Bond
_______ % Guggenheim VIF World Equity Income
_______ % Invesco Oppenheimer V.I. International Growth Fund
_______ % Invesco V.I. American Franchise
_______ % Invesco V.I. American Value
_______ % Invesco V.I. Balanced-Risk Allocation
_______ % Invesco V.I. Comstock
_______ % Invesco V.I. Core Equity
_______ % Invesco V.I. Discovery Mid Cap Growth
_______ % Invesco V.I. Equity and Income
_______ % Invesco V.I. Global
_______ % Invesco V.I. Global Core Equity
_______ % Invesco V.I. Global Real Estate
_______ % Invesco V.I. Global Strategic Income
_______ % Invesco V.I. Government Securities
_______ % Invesco V.I. Growth and Income
_______ % Invesco V.I. Health Care
_______ % Invesco V.I. High Yield
_______ % Invesco V.I. International Growth
_______ % Invesco V.I. Main Street Mid Cap Fund®
_______ % Invesco V.I. Main Street Small Cap Fund®
_______ % Invesco V.I. S&P 500 Index
_______ % Invesco V.I. Small Cap Equity
_______ % Janus Henderson VIT Enterprise
_______ % Janus Henderson VIT Forty
_______ % Janus Henderson VIT Mid Cap Value
_______ % Janus Henderson VIT Overseas
_______ % Janus Henderson VIT Research
_______ % JPMorgan Insurance Trust Core Bond Portfolio
_______ % JPMorgan Insurance Trust Small Cap Core Portfolio
_______ % JPMorgan Insurance Trust US Equity Portfolio
_______ % LHA Tactical Beta Variable Series Fund
_______ % Lord Abbett Series Bond-Debenture VC
_______ % Lord Abbett Series Dividend Growth VC
_______ % Lord Abbett Series Fundamental Equity VC
_______ % Lord Abbett Series Growth and Income VC
_______ % Lord Abbett Series Growth Opportunities VC
_______ % Lord Abbett Series Mid Cap Stock VC
_______ % Lord Abbett Series Total Return VC
_______ % MFS® VIT Emerging Markets Equity
_______ % MFS® VIT Global Tactical Allocation
_______ % MFS® VIT High Yield
_______ % MFS® VIT II MA Investors Growth Stock
_______ % MFS® VIT II Research International
_______ % MFS® VIT International Intrinsic Value
_______ % MFS® VIT Investors Trust
_______ % MFS® VIT New Discovery
_______ % MFS® VIT Research
_______ % MFS® VIT Total Return
_______ % MFS® VIT Total Return Bond
_______ % MFS® VIT Utilities
_______ % Morgan Stanley VIF Emerging Markets Debt
_______ % Morgan Stanley VIF Emerging Markets Equity
_______ % Morningstar Aggressive Growth ETF Asset Allocation Portfolio
_______ % Morningstar Balanced ETF Asset Allocation Portfolio
_______ % Morningstar Conservative ETF Asset Allocation Portfolio
_______ % Morningstar Growth ETF Asset Allocation Portfolio
_______ % Morningstar Income and Growth ETF Asset Allocation Portfolio
_______ % Neuberger Berman AMT Sustainable Equity
_______ % PIMCO VIT All Asset
_______ % PIMCO VIT CommodityRealReturn Strategy
_______ % PIMCO VIT Emerging Markets Bond
_______ % PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
_______ % PIMCO VIT Global Managed Asset Allocation
_______ % PIMCO VIT High Yield
_______ % PIMCO VIT International Bond Portfolio (Unhedged)
_______ % PIMCO VIT Low Duration
_______ % PIMCO VIT Real Return
_______ % PIMCO VIT Short-Term
_______ % PIMCO VIT Total Return
_______ % Pioneer Bond VCT
_______ % Pioneer Equity Income VCT
_______ % Pioneer High Yield VCT
_______ % Pioneer Real Estate Shares VCT
_______ % Pioneer Strategic Income VCT
_______ % Probabilities Fund

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8. Provide Investment Directions (continued from page 4)

Please indicate your investment preferences below. Please use whole percentages totaling 100%.

- ________ % Putnam VT Diversified Income
- ________ % Putnam VT Global Asset Allocation
- ________ % Putnam VT Growth Opportunities
- ________ % Putnam VT High Yield
- ________ % Putnam VT Income
- ________ % Putnam VT Large Cap Value
- ________ % Putnam VT Multi-Asset Absolute Return
- ________ % Putnam VT Multi-Cap Core
- ________ % Putnam VT Small Cap Growth
- ________ % Redwood Managed Volatility
- ________ % Rydex VIF Banking
- ________ % Rydex VIF Basic Materials
- ________ % Rydex VIF Biotechnology
- ________ % Rydex VIF Commodities Strategy
- ________ % Rydex VIF Consumer Products
- ________ % Rydex VIF Dow 2x Strategy
- ________ % Rydex VIF Electronics
- ________ % Rydex VIF Energy
- ________ % Rydex VIF Energy Services
- ________ % Rydex VIF Europe 1.25x Strategy
- ________ % Rydex VIF Financial Services
- ________ % Rydex VIF Government Long Bond 1.2x Strategy
- ________ % Rydex VIF Health Care
- ________ % Rydex VIF High Yield Strategy
- ________ % Rydex VIF Internet
- ________ % Rydex VIF Inverse Dow 2x Strategy
- ________ % Rydex VIF Inverse Government Long Bond Strategy
- ________ % Rydex VIF Inverse Mid-Cap Strategy
- ________ % Rydex VIF Inverse NASDAQ-100® Strategy
- ________ % Rydex VIF Inverse Russell 2000® Strategy
- ________ % Rydex VIF Inverse S&P 500 Strategy
- ________ % Rydex VIF Japan 2x Strategy
- ________ % Rydex VIF Leisure
- ________ % Rydex VIF Mid-Cap 1.5x Strategy
- ________ % Rydex VIF NASDAQ-100®
- ________ % Rydex VIF NASDAQ-100® 2x Strategy
- ________ % Rydex VIF Nova
- ________ % Rydex VIF Precious Metals
- ________ % Rydex VIF Real Estate
- ________ % Rydex VIF Retailing
- ________ % Rydex VIF Russell 2000® 1.5x Strategy
- ________ % Rydex VIF Russell 2000® 2x Strategy
- ________ % Rydex VIF S&P 500 2x Strategy
- ________ % Rydex VIF S&P 500 Pure Growth
- ________ % Rydex VIF S&P 500 Pure Value
- ________ % Rydex VIF S&P MidCap 400 Pure Growth
- ________ % Rydex VIF S&P MidCap 400 Pure Value
- ________ % Rydex VIF S&P SmallCap 600 Pure Growth
- ________ % Rydex VIF S&P SmallCap 600 Pure Value
- ________ % Rydex VIF Strengthening Dollar 2x Strategy
- ________ % Rydex VIF Technology
- ________ % Rydex VIF Telecommunications
- ________ % Rydex VIF Transportation
- ________ % Rydex VIF U.S. Government Money Market
- ________ % Rydex VIF Utilities
- ________ % Rydex VIF Weakening Dollar 2x Strategy
- ________ % T. Rowe Price Blue Chip Growth
- ________ % T. Rowe Price Equity Income
- ________ % T. Rowe Price Health Sciences
- ________ % T. Rowe Price Limited-Term Bond
- ________ % Templeton Developing Markets VIP Fund
- ________ % Templeton Foreign VIP Fund
- ________ % Templeton Global Bond VIP Fund
- ________ % Templeton Growth VIP Fund
- ________ % Third Avenue Value
- ________ % TOPS® Aggressive Growth ETF
- ________ % TOPS® Balanced ETF
- ________ % TOPS® Conservative ETF
- ________ % TOPS® Growth ETF
- ________ % TOPS® Managed Risk Balanced ETF
- ________ % TOPS® Managed Risk Growth ETF
- ________ % TOPS® Managed Risk Moderate Growth ETF
- ________ % TOPS® Moderate Growth ETF
- ________ % VanEck VIP Global Gold
- ________ % VanEck VIP Global Resources
- ________ % Vanguard® VIF Balanced
- ________ % Vanguard® VIF Capital Growth
- ________ % Vanguard® VIF Conservative Allocation
- ________ % Vanguard® VIF Diversified Value
- ________ % Vanguard® VIF Equity Income
- ________ % Vanguard® VIF Equity Index
- ________ % Vanguard® VIF Global Bond Index
- ________ % Vanguard® VIF Growth
- ________ % Vanguard® VIF High Yield Bond
- ________ % Vanguard® VIF International
- ________ % Vanguard® VIF Mid-Cap Index
- ________ % Vanguard® VIF Moderate Allocation
- ________ % Vanguard® VIF Real Estate Index
- ________ % Vanguard® VIF Short Term Investment Grade
- ________ % Vanguard® VIF Total Bond Market Index
- ________ % Vanguard® VIF Total International Stock Market Index
- ________ % Vanguard® VIF Total Stock Market Index
- ________ % Virtus Duff & Phelps Real Estate Securities Series
- ________ % Virtus KAR Small-Cap Growth Series
- ________ % Virtus Newfleet Multi-Sector Intermediate Bond Series
- ________ % Virtus SGA International Growth Series
- ________ % Virtus Strategic Allocation Series
- ________ % Voya MidCap Opportunities Portfolio
- ________ % VY Clarion Global Real Estate Portfolio
- ________ % VY Clarion Real Estate Portfolio
- ________ % Western Asset Variable Global High Yield Bond

Must Total 100%

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9. Set Up Electronic Privileges Transactions may be requested via telephone, Internet, or other electronic means by the Owner and/or servicing sales representative based on instructions of the Owner. You must select one of the options below. ï,™ I do authorize electronic privileges. ï,™ I do NOT authorize electronic privileges. 10. Statement of Understanding I have been given a current summary prospectus or current statutory prospectus that describes the Contract for which I am applying. I understand that annuity payments and withdrawal values, if any, when based on the investment experience of the Investment Options are variable and dollar amounts are not guaranteed and that any benefits, values or payments based on performance of the Investment Options may vary and are NOT guaranteed by the U.S. Government or any State Government; and are NOT federally insured by the FDIC, the Federal Reserve Board or any other agency, Federal or State. In the event my application or other documents required for issuing the annuity contract are not in good order (meaning the company is unable to process it and apply my purchase payment) and cannot be made in good order within 5 valuation days of receipt of the initial purchase payment at the Home Office, I authorize Security Benefit Life Insurance Company to retain the purchase payment until the application and other required documents are complete, or until further notification from me. I understand that if the application or other required documents are not completed within 30 days, the initial purchase payment will be returned. ï,£ Check this box to receive a Statement of Additional Information. 11. Incentives and Other Considerations Have you or the annuitant been offered any cash incentive or other consideration (such as free insurance) as an inducement to apply for this annuity contract?    ï,™ Yes    ï,™ No Does the owner have an insurable interest in the annuitant? ï,™ Yes ï,™ No (Would the owner suffer a significant financial loss upon the death of the annuitant?) ICC21 V9101 (01-22)                IIPRC EliteDesigns SB-10012-14 | 2022/01/31 (6 of 9)

12. Provide Signature

I have read the applicable fraud disclosure.

Tax Identification Number Certification

Instructions: You must cross out item (2) in the below paragraph if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. For contributions to an individual retirement arrangement (IRA), and generally payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct Tax Identification Number.

Under penalties of perjury I certify that (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); **and** (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding; **and** (3) I am a U.S. citizen or other U.S. person (as defined in the IRS Form W-9 instructions).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

I have read the application and all statements and answers as they pertain to me, and these statements and answers are true and complete to the best of my knowledge and belief.

X ______________________________ Signature of Contract Owner

______________ Date (mm/dd/yyyy)

______________ (You must include your designation if signing as a trustee, executor, custodian, guardian, or attorney-in-fact.)

______________________________ Signed at (City/State)

X ______________________________ Signature of Joint Owner

______________ Date (mm/dd/yyyy)

______________ (You must include your designation if signing as a trustee, executor, custodian, guardian, or attorney-in-fact.)

For non-natural person owned applications only: If multiple authorized persons are listed on the Trust or Entity Certification Form, and those persons cannot act independently or must act jointly then all listed authorized persons must sign the application.

X ______________ Authorized Person's Signature | ______________ Designation | ______________ Date (mm/dd/yyyy)

X ______________ Authorized Person's Signature | ______________ Designation | ______________ Date (mm/dd/yyyy)

X ______________ Authorized Person's Signature | ______________ Designation | ______________ Date (mm/dd/yyyy)

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Financial Professional/Dealer Information To the best of your knowledge, does the applicant currently have any existing life insurance policies or annuity contracts? ï,™ Yes ï,™ No If Yes, please comment below. (Submit a copy of the Replacement Notice with this application and leave the applicant a copy of any written material presented to the applicant.) Will the Annuity being purchased replace any prior insurance or annuities of this or any other Company? ï,™ No, to the best of my knowledge, this application is not involved in the replacement of any life insurance or annuity contract, as defined in applicable insurance department regulations. ï,™ Yes. If Yes, please comment below. I have complied with the requirements for disclosure and/or replacements. Comments: THE FOLLOWING REPRESENTATIONS, WARRANTIES, AND CERTIFICATIONS APPLY WITH RESPECT TO THE PURCHASE OF AN ANNUITY WITH THE ASSETS OF A PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), INCLUDING A ROLLOVER FROM SUCH PLAN TO AN INDIVIDUAL RETIREMENT ACCOUNT DESCRIBED IN INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), SECTION 4975(e)(1)(B) THROUGH (F) (“IRA”), OR A ROLLOVER FROM ONE IRA TO ANOTHER IRA, PURSUANT TO THE PROVISION OF FIDUCIARY INVESTMENT ADVICE AS DEFINED IN ERISA SECTION 3(21)(A)(iii), CODE SECTION 4975(e)(3)(B), AND GUIDANCE ISSUED BY THE UNITED STATES DEPARTMENT OF LABOR By signing below, I represent, warrant, and certify to Security Benefit that I have complied with the United States Department of Labor’s Prohibited Transaction Exemption (PTE) 2020-02, in connection with the Applicant’s purchase. Without limiting the generality of the foregoing, I represent, warrant, and certify to Security Benefit that I: (1) acted in accordance with the “Impartial Conduct Standards,” including:    a. the investment advice I provided regarding the annuity was in the Applicant’s best interest;    b. the combined total of all fees I have received and will receive for my services does not exceed reasonable compensation within the meaning of ERISA Section 408(b)(2) and Section 4975(d)(2) of the Code; and    c. I made no materially misleading statements to the Applicant with respect to the recommended transaction and other relevant matters. (2) made the following written disclosures to the Applicant:    a. an acknowledgment that I (and my supervising financial institution) am a fiduciary for purposes of ERISA and Section 4975 of the Code;    b. a description of the services to be provided and my and my financial institution’s material conflicts of interests, that is accurate and not misleading in any material respect; and    c. Effective July 1, 2022 or as otherwise mandated by the United States Department of Labor, if my advice involved a rollover recommendation, documentation of the specific reasons for that recommendation. (3) am not ineligible to rely on PTE 2020-02; and (4) am in compliance with all applicable conditions of PTE 2020-02. Additionally, I acknowledge that neither Security Benefit nor any of its affiliates is a fiduciary with respect to the Applicant’s purchase. Print Name of Financial Professional    X                Signature of Financial Professional                Date (mm/dd/yyyy)                Address                Street Address                City                State    Zip Code                Daytime Phone Number                Email Address    Financial Professional License I.D. Number    Print Name of Broker/Dealer    Continued on Next Page ï,„ ICC21 V9101 (01-22)                IIPRC EliteDesigns SB-10012-14 | 2022/01/31 (8 of 9)

Fraud Disclosure Any person who knowingly presents a false statement in an application for insurance may be guilty of a criminal offense and subject to penalties under state law. Important Information About Procedures for Opening a New Account To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Mailing Instructions Check should be made payable to: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497 Mail to: For expedited or overnight delivery: Security Benefit Security Benefit P.O. Box 750497 Mail Zone 497 Topeka, Kansas 66675-0497 One Security Benefit Place Fax to: 785.368.1772 Topeka, Kansas 66636-0001 Visit us online at SecurityBenefit.com ICC21 V9101 (01-22)                IIPRC EliteDesigns SB-10012-14 | 2022/01/31 (9 of 9)

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